Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Michelle LaCour, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Resort Savers', Inc. on Form 10-K for the fiscal year ended January 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Resort Savers', Inc. at the dates and for the periods indicated.
Date: May 1, 2014

By:	/s/ Michelle LaCour
Michelle LaCour
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Resort Savers', Inc. and will be retained by Resort Savers', Inc. and furnished to the Securities and Exchange Commission or its staff upon request.